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                                                                   EXHIBIT 10.65



                              COOPERATION AGREEMENT


        THIS COOPERATION AGREEMENT (this "Agreement") dated as of December 1, 1998, is by and among CHIROTECH TECHNOLOGY LIMITED (Registration No. 2667953), a company organized and existing under the laws of England and Wales ("CT Limited"); CHIROTECH LIMITED (Registration No. 3580272), a company organized and existing under the laws of England and Wales and a wholly owned subsidiary of CT Limited ("ChiroSub"); COMBICHEM, INC., a Delaware corporation ("CombiChem"); COMBICHEM JVR, INC., a Delaware corporation and wholly owned subsidiary of CombiChem ("CombiSub"); AND CHIROCHEM DISCOVERY SERVICES LLC, a California limited liability company ("ChiroChem").

                                    RECITALS

        WHEREAS, ChiroSub and CombiSub are the two members of ChiroChem, which was formed pursuant to that certain Limited Liability Company Operating Agreement dated as of December 1, 1998 (the "LLC Agreement");

        WHEREAS, as such, each of ChiroSub and CombiSub will from time to time be obligated to make Capital Contributions to ChiroChem pursuant to the LLC Agreement;

        WHEREAS, each of the parent companies of the members of ChiroChem wishes, by this Agreement, to guarantee the prompt payment in full of said Capital Contributions and the timely performance of the other obligations of its wholly-owned subsidiary under the LLC Agreement;

        WHEREAS, because of the nature of ChiroChem's businesses, any of the parties hereto may become aware of or receive information concerning business opportunities that are derived directly from but outside of the stated purposes of ChiroChem as set forth in the LLC Agreement;

        WHEREAS, the parties hereto wish to establish procedures and terms by which each such business opportunity will be made available to one of the parent companies in consideration for compensation to the other parent company;

        WHEREAS, CT Limited and CombiChem are sometimes referred to individually as a "Parent" and collectively as the "Parents," and ChiroSub and CombiSub are sometimes referred to individually as a "Member" and collectively as the "Members;" and

        WHEREAS, terms not defined herein shall have the meanings given them in the LLC Agreement.

                                    AGREEMENT

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:





*** Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Act.

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        1. GUARANTEES.

               1.1 DEFINITIONS. As used herein, the term "Guaranteed Obligations" shall mean every debt, duty, undertaking, obligation, covenant and condition to be paid or performed by a Member pursuant to the LLC Agreement, including the obligation to make Capital Contributions from time to time.

               1.2 GUARANTIES. Each Parent unconditionally guarantees and promises (each a "Guarantee") to and for the benefit of ChiroChem the full, prompt and complete payment and performance by the Member that is its wholly owned subsidiary, as and when due, of that Member's Guaranteed Obligations.

               1.3 NATURE OF GUARANTY. Each Guaranty is an original and independent obligation of the Parent making it, separate and distinct from the Guaranteed Obligations. A separate action may be brought or prosecuted against the Parent, regardless of whether such an action is brought or prosecuted against the corresponding Member or any other guarantor and regardless of whether the Member or any other guarantor is joined in the action. Each Parent acknowledges and agrees that its guaranty is a direct and absolute guarantee of payment and performance and not merely a guarantee of collection. Each Parent hereby waives any and all rights or legal requirements that ChiroChem institute any action or proceeding, or exhaust any remedies, against the corresponding Member or any collateral hereafter obtained by ChiroChem for the Guaranteed Obligations or anyone else in respect of the Guaranteed Obligations as a condition precedent to bringing an action against the Parent pursuant to this Agreement.

               1.4 BANKRUPTCY NO DISCHARGE. Notwithstanding anything to the contrary herein contained, this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or performance of all or any part of the Guaranteed Obligations is avoided or must otherwise be restored or returned by ChiroChem upon the insolvency, bankruptcy or reorganization of a Member or otherwise, all as though such payment or performance had not been made. Notwithstanding any modification, discharge or extension of the Guaranteed Obligations or any amendment, modification, stay or cure of ChiroChem's rights which may occur in any bankruptcy or reorganization case or proceeding concerning the Member, whether permanent or temporary, and whether or not assented to by ChiroChem, the corresponding Parent shall be obligated hereunder to pay all sums payable under the LLC Agreement and this Agreement in performance of all duties now or hereafter arising.

               1.5 WAIVER OF DEFENSES. Each Parent hereby waives any defense arising by reason of any disability of the corresponding Member or by reason of the cessation from any cause whatsoever (other than full payment) of the liability of the Member for any of the Guaranteed Obligations. Each Parent shall be liable and remain liable for the payment and performance of the Guaranteed Obligations to the full extent provided herein notwithstanding (a) any previous discharge (partial or total) of the Member from any further liability; (b) any bar (temporary, partial or total) to the pursuit by the Parent of any right or claim for indemnification from the Member; (c) loss of any right or claim by the Parent to be subrogated to the rights or claims of ChiroChem against the Member;
(d) any action or inaction or delay in acting by ChiroChem; or (e) ChiroChem's failure to enforce, or delay in enforcing, any of its rights under the LLC Agreement or otherwise.



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               1.6 AMENDMENTS TO DOCUMENTS. Each Parent authorizes ChiroChem, without notice, demand or consideration and without affecting the Parent's liability hereunder, from time to time, to: (a) amend, change, release or cancel any of the provisions of the LLC Agreement, by further agreement among ChiroChem and the Members at any time, or by operation of law, without the consent of or notice to the Parent; (b) extend the maturity, grant any indulgence or forbearance or postpone the time of payment of any of the Guaranteed Obligations; and (c) take and hold additional guarantees or collateral as security for the performance and payment of the Guaranteed Obligations, and apply, enforce, exchange, waive and release any guaranty now or hereafter held by ChiroChem.

               1.7 WAIVER OF ACCEPTANCE, PRESENTMENTS AND NOTICES. Each Parent waives notice of acceptance of this guaranty and all grace, demands for performance, presentments, notices of default, protests, notices of protest, and notices of dishonor.

               1.8 ATTORNEYS FEES. Each Parent agrees to pay all expenses, including without limitation reasonable attorneys fees and costs, paid or incurred by ChiroChem in any action to enforce, interpret or defend Section 1 or any subsection thereof of this Agreement.

        2. REFERRALS OF BUSINESS OPPORTUNITIES.

               2.1 DEFINITIONS. As used herein, the following terms shall have the following meanings:

        "Production Gross Profits" means all revenues received from the *** resulting from a Production Opportunity less all expenses directly associated with (as determined by U.S. Generally Accepted Accounting Procedures ("GAAP")) the generation of such revenues including, but not limited to, withholding taxes that are not recoverable in the foreseeable future.

        "Production Opportunity" means an expression of interest from a potential customer or other apparent opportunity to *** to one or more third party customers, *** (in *** ) derived directly from the activities of ChiroChem.

        "Research Gross Profits" means all revenue received from *** resulting from a Research Opportunity less all expenses directly associated with (as determined by GAAP) the generation of such revenues including, but not limited to, withholding taxes that are not recoverable in the foreseeable future. *** received from collaborators *** and all expenses associated with the *** are specifically excluded from the definition of Research Gross Profits for such collaborative agreements structured to *** on such service.



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        "Research Opportunity" means *** from a potential customer or other apparent opportunity to *** for the account of one or more third party customers for compensation, *** activities to facilitate *** using *** derived directly from the activities of ChiroChem.

               2.2 REFERRALS. In the event any party to this Agreement, *** a Production Opportunity or a Research Opportunity which arises directly from the activities of ChiroChem, it shall maintain the confidentiality of such information and make it available to third parties only as provided herein. All such information concerning a Production Opportunity shall be promptly provided by the holder thereof to CT Limited, and all such information regarding a Research Opportunity shall be promptly provided by the holder thereof to CombiChem. The party receiving such information hereunder may consider whether it wishes to pursue the described opportunity, which it may accept or reject in its sole discretion, and it is under no obligation to any other party to do so. If the opportunity is pursued, the receiving party shall periodically keep the other parties reasonably informed of its business activities in pursuit of the opportunity.

               2.3 COMPENSATION FOR PRODUCTION OPPORTUNITIES. If CT Limited pursues a Production Opportunity and, as a result thereof, it earns Production Gross Profits from the *** of *** in *** *** , it shall pay to CombiChem, as consideration hereunder, a fee equal to *** of all such Production Gross Profits. Said fee shall be paid in quarterly installments, made not later than the 30th day after the close of each calendar quarter with respect to Production Gross Profits earned during that calendar quarter. Each such payment shall be made in U.S. dollars to the addresses or bank accounts designated by CombiChem. If any currency conversion is required in connection with the payment of such fees hereunder, such conversion shall be made by using the exchange rate as quoted in the Wall Street Journal (U.S.A. edition) on the last business day of the calendar quarter to which such payments relate. Such payments shall be subject to any applicable legally required withholding or other taxes.

               2.4 COMPENSATION FOR RESEARCH OPPORTUNITIES. If CombiChem pursues a Research Opportunity and, as a result thereof, it earns Research Gross Profits from the conduct of *** using *** to facilitate *** , it shall pay to CT Limited, as consideration hereunder, a fee equal to *** of all such Research Gross Profits. Said fee shall be paid in quarterly installments, made not later than the 30th day after the close of each calendar quarter with respect to Research Gross Profits earned during that calendar quarter. Each such payment shall be made in pounds sterling to the addresses or bank accounts designated by CT Limited. If any currency conversion is required in connection with the payment of such fees hereunder, such conversion shall be made by using the exchange rate as quoted in the Wall Street Journal (U.S.A. edition) on the last business day of the calendar quarter to which such payments relate. Such payments shall be subject to any applicable legally required withholding or other taxes.



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               2.5 CT LIMITED REPORTS. Within thirty (30) days after the end of each whole or partial calendar quarter during the term of this Agreement in which CT Limited earns Production Gross Profits from the pursuit of a Production Opportunity, CT Limited shall deliver to CombiChem a true and accurate report giving such particulars of the businesses conducted by CT Limited during the preceding whole or partial calendar quarter as the result of Production Opportunities under this Agreement as are pertinent to a fee accounting under this Agreement. Each such report shall include, for the reporting period, at least the following:

                      a. For each Production Opportunity, the *** of each *** in *** during the report period;

                      b. For each customer (identified by name) the Production Gross Profits earned from such ***

                      c. Total fees due to CombiChem hereunder for such period; and

                      d. The aggregate amount of any withholding taxes deducted from the payment made in satisfaction of the fees stated pursuant to (c) above.

               2.6 COMBICHEM REPORTS. Within thirty (30) days after the end of each whole or partial calendar quarter during the terms of this Agreement in which CombiChem earns Research Gross Profits from the pursuit of a Research Opportunity, CombiChem shall deliver to CT Limited a true and accurate report giving such particulars of the businesses conducted by CombiChem during the preceding whole or partial calendar quarter as the result of Research Opportunities under this Agreement as are pertinent to a fee accounting under this Agreement. Each such report shall include at least the following:

                      a. For each Research Opportunity, the *** of the *** activities conducted;

                      b. For each customer (identified by name), the Research Gross Profits earned on account of such activities (however denominated);

                      c. Total fees due to CT Limited hereunder for such period; and

                      d. The aggregate amount of any withholding taxes deducted from the payment made in satisfaction of the fees stated pursuant to (c) above.

               2.7 RECORDS. Each Parent shall keep (for at least six (6) years after the making of a fee payment hereunder) complete and accurate books of account containing all particulars which may be reasonably necessary for the other Parent to confirm the accuracy of all payments of fees and reports due hereunder. At the written request of the other Parent, each Parent shall make such books and particulars available during normal business hours, upon reasonable notice, for inspection by an independent certified public accountant retained by the



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other Parent for the purpose of verifying payments of fees and reports related thereto. Such inspections shall be limited solely to those matters directly related to fee and referral obligations under this Agreement.

               2.8 INSPECTION COSTS. If an inspection conducted by either CombiChem or CT Limited pursuant to Section 2.7 reveals that CT Limited or CombiChem, as the case may be, has made an error of seven percent (7%) or more in favor of CT Limited or CombiChem, respectively, in the payment due either CombiChem or CT Limited for the year to which the inspection pertains, CT Limited shall reimburse CombiChem, and CombiChem shall reimburse CT Limited, as the case may be, for the cost of the inspection.

        3. CORPORATE OPPORTUNITIES. Allocation and pursuit of business opportunities as hereinabove described shall not constitute a misappropriation of the corporate opportunities available to or belonging to ChiroChem. CT Limited shall make available to CombiChem such of its own intellectual property as may be necessary or convenient for CombiChem to pursue a Research Opportunity, by technology license or otherwise, on commercially reasonable terms. CombiChem shall make available to CT Limited such of its own intellectual property as may be necessary or convenient for CT Limited to pursue a Production Opportunity, by technology license or otherwise, on commercially reasonable terms.

        4. TERM. The term of this Agreement shall commence on the date hereof and end on the earlier of (i) the date on which ChiroChem terminates and (ii) the date on which it is no longer the case that both ChiroSub (or an Affiliate) and CombiSub (or an Affiliate) are members in ChiroChem. Notwithstanding the foregoing, each Parent's guaranty obligations under Section 1 shall survive beyond the end of the term of this Agreement to the extent that Guaranteed Obligations of the corresponding Member survive beyond said date, and the obligations of Section 2 shall survive indefinitely beyond the end of the term of this Agreement with respect to all Production Gross Profits or Research Gross Profits earned at any time from Production Opportunities or Research Opportunities.

        5. CONFIDENTIALITY. Except as provided herein, and except as reasonably necessary to pursue a Production Opportunity or a Research Opportunity, during the term of this Agreement all parties shall hold, and each party shall require its Affiliates to hold, in confidence and not use for any purpose, or disclose to any third party, information involving a Production Opportunity or a Research Opportunity. The obligations of confidentiality set forth in this Section 5 shall not apply to the extent that (a) a disclosing party can demonstrate that the information disclosed to a third party was in the public domain at the time of disclosure, or thereafter became part of the public domain, other than as a result of actions of the disclosing party or (b) the disclosure is required by law, regulation or government or judicial order.

        6. MISCELLANEOUS

               6.1 AMENDMENT. Except as provided herein, this Agreement may be amended only with the written consent of all parties.

               6.2 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt



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verified), or upon receipt if mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service (receipt verified), to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof):

        If to CombiChem, addressed to:       CombiChem, Inc.
                                             9050 Camino Santa Fe
                                             San Diego, CA 92121
                                             Attn:  President

        With a copy to:                      Chirotech Limited
                                             Cambridge Science Park
                                             Milton Road
                                             Cambridge CB4 4WE
                                             Attn:  Secretary

        And to:                              Brobeck Phleger & Harrison LLP
                                             550 West C Street, Suite 1300
                                             San Diego, CA 92101-3532
                                             Attn: Faye H. Russell, Esq.

        If to CombiSub, addressed to:        CombiChem JVR, Inc.
                                             9050 Camino Santa Fe
                                             San Diego, CA 92121
                                             Attn:  President

        With a copy to:                      Chirotech Limited
                                             Cambridge Science Park
                                             Milton Road
                                             Cambridge CB4 4WE
                                             Attn:  Secretary

        And to:                              Brobeck Phleger & Harrison LLP
                                             550 West C Street, Suite 1300
                                             San Diego, CA 92101-3532
                                             Attn: Faye H. Russell, Esq.

        If to CT Limited, addressed to:      Chirotech Technology Limited
                                             Cambridge Science Park
                                             Milton Road
                                             Cambridge CB4 4WE
                                             England
                                             Attention:  Secretary



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        With a copy to:                      CombiChem JVR, Inc.
                                             9050 Camino Santa Fe
                                             San Diego, CA 92121
                                             Attn:  President

        And to:                              Chiroscience R&D, Inc.
                                             1631 220th Street SE
                                             Bothell, WA 98021 USA
                                             Attention:  Vice President and
                                             General Counsel

        If to ChiroSub, addressed to:        Chirotech Limited
                                             Cambridge Science Park
                                             Milton Road
                                             Cambridge CB4 4WE
                                             England
                                             Attention:  Secretary

        With a copy to:                      CombiChem JVR, Inc.
                                             9050 Camino Santa Fe
                                             San Diego, CA 92121
                                             Attn:  President

        And to:                              Chiroscience R&D, Inc.
                                             1631 220th Street SE
                                             Bothell, WA 98021 USA
                                             Attention:  Vice President and
                                             General Counsel

        If to ChiroChem, addressed to:       ChiroChem Discovery Services LLC
                                             9050 Camino Santa Fe
                                             San Diego, CA 92121
                                             Attention: Board of Managers

        With a copy to:                      CombiChem JVR, Inc.
                                             9050 Camino Santa Fe
                                             San Diego, CA 92121
                                             Attention: President

        And to:                              Chirotech Limited
                                             Cambridge Science Park
                                             Milton Road
                                             Cambridge CB4 4WE
                                             Attn:  Secretary



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        And to:                              Brobeck Phleger & Harrison LLP
                                             550 West C Street, Suite 1300
                                             San Diego, CA 92101-3532
                                             Attn: Faye H. Russell, Esq.

        Any copy of a notice shall be sent at the same time as the original notice.

               6.3 FURTHER ASSURANCES. The parties agree to execute and deliver any further instruments or documents and perform any additional acts that are or may become necessary to effectuate and carry out the obligations created by this Agreement.

               6.4 CONSTRUCTION. Every covenant, term and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any party.

               6.5 TIME. In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall not be included, but the time shall begin to run on the next succeeding day. The last day of the period so computed shall be included, unless it is not a business day, in which event the period shall run until the end of the next business day.

               6.6 HEADINGS. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

               6.7 SEVERABILITY. Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any party to lose the material benefit of its economic bargain.

               6.8 VARIATION OF TERMS. All terms and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

               6.9 GOVERNING LAW. The laws of the State of California shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties arising hereunder.

               6.10 ARBITRATION. Any controversy between the parties hereto arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in San Francisco, California in accordance with the then-applicable commercial arbitration rules of the American Arbitration Association. Judgment upon the award rendered may be entered into any court having jurisdiction thereof. The losing party shall bear the costs and expenses of such arbitration.



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               6.11 BINDING EFFECT. This Agreement shall be binding on and inures to the benefit of the parties and their respective transferees, successors, assigns and legal representatives.

               6.12 ENTIRE AGREEMENT. Without limiting the effect of the LLC Agreement, the CT License, the CombiChem License, the CombiChem Services Agreement, the CT Limited Services Agreement or the Chirotech Services Agreement, this Agreement constitutes the entire agreement among the parties with respect to the subject MATTER HEREIN.

               6.13 COUNTERPARTS.This Agreement may be executed in one or more counterparts with the same force and effect as if each of the signatories had executed the same instrument.

                [Remainder of This Page Intentionally Left Blank]



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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date set forth above.




CHIROTECH TECHNOLOGY                         CHIROTECH LIMITED, a company
LIMITED, a company organized                 organized and existing under the
and existing under the laws of England       laws of England and Wales
and Wales

By:     /s/  Christine H. Soden              By:     /s/  Christine H. Soden
    --------------------------------            --------------------------------
Name:    Christine H. Soden                  Name:     Christine H. Soden
     --------------------------------             ------------------------------
Title:   Director                            Title:    Director
      --------------------------------             -----------------------------





                          [SIGNATURE PAGE TO COOPERATION AGREEMENT]

COMBICHEM, INC., a Delaware             COMBICHEM JVR, INC., a Delaware
corporation                             corporation


By:   /s/  Vicente Anido, Jr.           By:  /s/  Vicente Anido, Jr.
    --------------------------------         -----------------------------------
Name:   Vicente Anido, Jr.              Name:   Vicente Anido, Jr.
      ------------------------------          ----------------------------------
Title:  President & CEO                 Title:  President & CEO
       -----------------------------           ---------------------------------

CHIROCHEM DISCOVERY SERVICES LLC, a
California limited liability company

By CHIROTECH LIMITED, a company
organized and existing under the laws
of England and Wales, Member


By:     /s/  Christine H. Soden
    --------------------------------
Name:   Christine H. Soden
      ------------------------------
Title:  Director
      ------------------------------

And by COMBICHEM JVR, INC., a
Delaware corporation,
Member


By:  /s/  Vicente Anido, Jr.
    --------------------------------
Name:  Vicente Anido, Jr.
      ------------------------------
Title:  President & CEO
      ------------------------------



               [CONTINUED SIGNATURE PAGE TO COOPERATION AGREEMENT]